Exhibit 99.2 Second Quarter Fiscal 2019 Supplemental Financial Information May 7, 2019

Key Headlines Acquisitions transform us into a diversified global household products leader that will maximize shareholder value by: • Growing adjusted free cash flow to $330 to $370 million in 2020 • Generating adjusted EBITDA of $650 to $675 million in 2020 • Driving organic sales growth through pricing, innovation and distribution gains • Deleveraging to a credit defined net leverage ratio of approximately 4 times at the end of 2020 2 CONFIDENTIAL;* See non-GAAP FOR INTEGRATION reconciliations PLANNING in the Appendix. PURPOSES ONLY; SUBJECT TO LEGAL REVIEW

Second Quarter Fiscal Year 2019 Results 3

Second Quarter 2019 Financial Headlines Key Financial Highlights METRIC Fiscal 2019 Outlook Adjusted EBITDA* • Second Quarter $101.4 million, margin 18.2% • First six months $261.8 million, margin 23.2% Adjusted Free • First six months $101.1 million, down due to increased working capital as we transition receivable factoring Cash Flow * programs in the acquired businesses • $3.2 billion Net Debt and • Credit defined net leverage ratio of 5.1 times at the end of Leverage * the second quarter • $50 million of term loan repaid in the second quarter 4 FOR* See INTERNAL non-GAAP USE reconciliations ONLY – DO NOT in DISTRIBUTEthe Appendix.

Second Quarter 2019 Financial Headlines METRIC Second Quarter 2019 Financial Headlines Net sales on a reported basis of $556 million was up $182 million, inclusive of acquisitions from prior year • Organic net sales up 1.9%, driven by favorable pricing and distribution gains Net Sales* • Acquired auto care business contributed $85 million • Acquired battery business contributed $100 million • Foreign currency unfavorable 290 bps • Argentina unfavorable 20 bps Gross margin, excluding acquisition and integration costs, was 40.6% Gross Margin* • Down 440 bps from prior year, primarily driven by the lower margin rate profile of the acquisitions • Legacy business was flat compared to the prior year despite currency headwinds A&P was 4.4% of net sales A&P • Legacy A&P was 5.7% of net sales, up 10 basis points from prior year SG&A, excluding acquisition and integration costs, was 20.2% of net sales • Legacy business’ SG&A was 23.4%, flat compared to prior year SG&A* • The royalty revenue reclass to net sales starting in the current year had a 50 basis point impact on the legacy business Depreciation & Amortization was $12.5 million, up $9.7 million Amortization Depreciation was $15.9 million, up $8.3 million 5 FORAll comparisonsINTERNAL USE are ONLY to Fiscal – DO 2018 NOT DISTRIBUTEcomparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations in the Appendix.

Second Quarter 2019 Financial Headlines Adjusted EPS Bridge $0.45 ($0.09) ($0.05) $0.13 $0.20 ($0.05) ($0.05) ($0.13) Deal Related Impacts Q2 FY18 Deal Related D&A Equity Dilution Preferred Interest Dilution Currency Organic Q2 FY19 Dividends from Acquisitions Performance 6 FOROn INTERNAL a reported USE basis, ONLY EPS – DO was NOT earnings DISTRIBUTE of $0.13 in Q2 2018 and a loss of $0.97 in Q2 2019. See the Non-GAAP reconciliation in the Appendix.

Second Quarter 2019 Financial Headlines METRIC Other Financial Considerations • Interest expense, excluding acquisition costs of $33.2 million, was Interest Expense $44 million, up $30.4 million from prior year • Increase due to higher debt from the acquisitions Ex-Unusual • Ex-unusual Tax rate of 20.9% compared to 24% in the prior year Tax Rate* • Decrease due to lower U.S. tax rates and country mix of earnings • Dividend payment of $21 million in the second quarter Dividend • Preferred dividends of $3.3 million accrued in the quarter Discontinued • Discontinued operations reported loss of $0.17 per share • Quarter included divestiture related costs and inventory step-up Operations (purchase accounting) totaling $13.3 million after tax, which contributed $0.20 to the loss in the quarter All comparisons are to Fiscal 2018 comparable reported results, excluding acquisition and integration costs. 7 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE * See non-GAAP reconciliations in the Appendix.

Second Quarter 2019 Financial Headlines Impact of Integration and Acquisition Costs • $33.2 million Interest Expense related to debt issuance fees Q2 2019 • $29.1 million Acquisition & Integration Costs $95.4 Million • $31.7 million Cost of Goods Sold ($27.2M Inventory Step-Up related to purchase accounting) • $1.4 million included in Other items, net Project-To-Date • $171 million Interest Expense, Outside Legal & Advisory Fees, Inventory Step-Up, Interest income and FX hedge benefit $216 Million • $45 million Integration Costs Expect to incur integration costs ~ 1.5x expected synergies 8 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Fiscal Year 2019 Outlook 9

Fiscal 2019 Outlook Key Financial Highlights METRIC Fiscal 2019 Outlook Adjusted EBITDA* • $540 to $560 million, up 35% to 40% • Margin of approximately 21.5% Adjusted Free • $220 to $250 million Cash Flow* • $2.9 to $3 billion, subsequent to the Varta divestiture and Net Debt and pay down of term loan by the end of 2019 Leverage • Credit defined net leverage ratio of approximately 4.7 times at the end of 2019 All comparisons are to Fiscal 2018 comparable reported results, excluding acquisition and integration costs. 10 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE * See non-GAAP reconciliations in the Appendix.

Fiscal 2019 Outlook METRIC Fiscal 2019 Outlook $2.52 to $2.57 billion: • Organic Sales up 3 to 3.5 percent • FX unfavorable 150 to 200 bps Net Sales • Argentina is a headwind of 30 bps • Battery acquisition contributes $350 to $370 million • Auto Care acquisition contributes $350 to $360 million Gross Margin 41.7% to 42.3%; down 400 to 440 bps, excluding acquisition and integration costs • FX from legacy business -70 bps Rates • Acquisition lower margin profiles -370 bps (75% batteries; 25% auto care) 5% of Net Sales A&P • Legacy business expected to remain around 6.5% • Acquisitions are both at a lower A&P percentage SG&A 17% to 17.5% of Net Sales, excluding amortization, acquisition & integration costs • Legacy expected to improve by 60 bps R&D 1.3% of Net Sales 11 AllFOR comparisons INTERNAL USE are ONLYto Fiscal – DO 2018 NOT comparable DISTRIBUTE reported results, excluding acquisition and integration costs.

Fiscal 2019 Outlook METRIC Fiscal 2019 Outlook Interest Expense $155 million, reflecting a pay down of $100 million of debt during 2019 Ex-Unusual 21% to 23% Tax Rate Adjusted Net Earnings * $210 to $217 million Adjusted EPS * $2.90 - $3.00 Common share dividends of approximately $85 million Dividends Preferred share dividends of approximately $12 million 12 *FOR See INTERNAL non-GAAP USE reconciliations ONLY – DO NOTin the DISTRIBUTE Appendix.

Fiscal 2019 Outlook Preferred Stock Impact Diluted Shares Preferred Dividend Q3 – 71 million shares $4 million Not Converted Q4 – 71 million shares $4 million Full Year – 68 million shares $12 million Q3 – 76 million shares N/A Converted Q4 – 76 million shares N/A Full Year – 72.5 million shares N/A Other Key Financial Metrics • Amortization $45 million Other Metrics • Depreciation $54 to 58 million • Stock Compensation $28 million • Capital Spending $60 to $65 million, including integration capital Synergies • $70 to $80 million with approximately 10% realized in fiscal 2019 Acquisition and • Acquisition costs - $115 to $120 million Integration Costs • Integration costs - $45 to $55 million Share Repurchase • May offset dilution, cash outlay $30 to $35 million 13 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Fiscal Year 2020 Outlook 14

Fiscal 2020 Outlook Key Financial Highlights METRIC Fiscal 2020 Outlook Adjusted • $650 to $675 million, up 20% EBITDA • Margin 23% to 24% Adjusted Free • $330 to $370 million, up 50% Cash Flow • Adjusted FCF Yield 10% to 11%* • $2.7 to $2.8 billion by the end of 2020, with assumed $200 Net Debt and million of debt pay down Leverage • Credit defined net leverage ratio of approximately 4 times at the end of 2020 * Based on current stock price. 15 FORAll comparisons INTERNAL USEare to ONLY Fiscal – 2019DO NOT Outlook. DISTRIBUTE The Company is unable to provide a reconciliation of the full year 2020 Outlook to the comparable GAAP measure due to uncertainly regarding the timing and amount of future integration costs and related payments.

Fiscal 2020 Outlook METRIC Fiscal 2020 Outlook 2.79 to $2.85 billion: • Organic Sales growing low single digits Net Sales • Battery growth of 1% to 2%, or $2.24 to $2.28 billion • Auto care growth of 2%, or $555 to $575 million Gross Margin 42% to 43%, excluding acquisition & integration costs Rates A&P approximately 5% of net sales SG&A 16% to 17% of net sales, excluding amortization, acquisition & integration costs R&D 1.3% of Net Sales 16 AllFOR comparisons INTERNAL areUSE to ONLY Fiscal – DO2019 NOT Outlook. DISTRIBUTE

Fiscal 2020 Outlook METRIC Fiscal 2020 Outlook Interest Expense $175 to $180 million, reflecting paying down of $200 million of debt during 2020 Ex-Unusual 21% to 23% Tax Rate Adjusted Net Earnings $245 to $260 million $3.25 to $3.45 Adjusted EPS • assumes all preferred shares are converted to common resulting in weighted average dilutes shares of 75.5 million Common share dividends of approximately $85 million Dividends Preferred share dividends of approximately $16 million 17 FORThe CompanyINTERNAL is USEunable ONLY to provide – DO NOTa reconciliation DISTRIBUTE of the full year 2020 Outlook to the comparable GAAP measure due to uncertainly regarding the timing and amount of future integration costs and related payments.

Fiscal 2020 Outlook Preferred Stock Impact Diluted Shares Preferred Dividend Not Converted Full Year – 70.5 million shares $ 16 million Converted Full Year – 75.5 million shares N/A Other Key Financial Metrics • Amortization $65 million • Depreciation $62 to $67 million Other Metrics • Stock Compensation $30 million • Capital Spending $60 to $65 million, including integration capital Synergies • $70 to $80 million with approximately 45% realized in 2020 Share Repurchase • May offset dilution, cash outlay $30 to $35 million 18 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Forward-Looking Statements Energizer Holdings, Inc. (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward- looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or Factors that could cause actual results or events to differ materially from those anticipated include, without limitation, the matters implied by, any of these forward- looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s 2018 Annual Report on Form 10-K and in any of the Company’s subsequent Securities and Exchange Commission filings: (1) market and economic conditions; (2) market trends in the categories in which we compete; (3) our ability to integrate businesses; to realize the projected results of acquisitions of the Acquired Businesses (defined below) (the “Acquisitions”), including our ability to promptly and effectively integrate the global battery, portable lighting and power business (the “Acquired Battery Business”) and the global auto care business (the “Acquired Auto Care Business” or “GAC”, and together with the Acquired Battery Business, the “Acquired Businesses”) acquired from Spectrum Brands Holdings, Inc. (“Spectrum”); and to obtain expected cost savings, synergies and other anticipated benefits of the Acquisitions within the expected timeframe, or at all; (4) the impact of the acquisitions of the Acquired Businesses on the business operations of ours and the Acquired Businesses; (5) our ability to divest of the Europe-based Varta® consumer battery, chargers, portable power and portable lighting business which serves the Europe, the Middle East and Africa markets (the “Varta Divestment Business”); (6) the success of new products and the ability to continually develop and market new products; (7) our ability to attract, retain and improve distribution with key customers; (8) our ability to continue planned advertising and other promotional spending; (9) our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; (10) the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; (11) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (12) our ability to improve operations and realize cost savings; (13) the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; (14) the impact of the United Kingdom’s announced intention to exit the European Union; (15) the impact of raw materials and other commodity costs; (16) the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations; (17) costs and reputational damage associated with cyber-attacks or information security breaches or other events; (18) the impact of advertising and product liability claims and other litigation; and (19) compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 19 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Important Presentation Information • The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. • The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as acquisition and integration costs and related items, gain on sale of real estate, settlement loss on the Canadian pension plan termination, and the one-time impact of the new U.S. tax legislation. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations, acquisition activity as well as other company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items being adjusted. • References to specific quarters and years pertain to our fiscal years, and references to the legacy and/or base business relate to the Energizer business prior to the completion of the Battery and Auto Care Acquisitions. 20 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Appendix 21

Non-GAAP Reconciliations – Q2 Key Financial Metrics (amounts in millions) EBITDA is defined as net earnings before income tax provision, interest and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to acquisition and integration and share-based payments. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. Adjusted Free Cash Flow is defined as Free Cash Flow excluding the cash payments for acquisition and integration costs. These cash payments are net of the statutory tax benefit associated with the payment. Net Debt is defined as Total long-term debt as of March 31, 2019 less Cash and cash equivalents as of March 31, 2019. 22 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Non-GAAP Reconciliation – Q2 2019 Revenue (amounts in millions) Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, change in Argentina and impact of currency from the changes in foreign currency exchange rates as defined below: • Impact of acquisitions. Energizer completed the Auto Care Acquisition on January 28, 2019, Battery Acquisition on January 2, 2019, and Nu Finish Acquisition on July 2, 2018. These adjustments include the impact of the acquisitions' ongoing operations contributed to each respective income statement caption for the first year's operations directly after the acquisition date. This does not include the impact of acquisition and integration costs associated with any acquisition. • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. For presentation purposes, the Company has recast Argentina's prior period operations as well. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The impact of currency is the difference between the value of current year foreign operations at the current period ending USD exchange rate, compared to the value of the current year foreign operations at the prior period ending USD exchange rate. 23 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Non-GAAP Reconciliations – Gross Margin and SG&A (amounts in millions) Adjusted Gross Margin and SG&A as a percent of sales exclude the impact of costs related to acquisition and integration. 24 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Non-GAAP Reconciliations – Q2 2019 EPS (amounts in millions) Adjusted Net (Loss)/Earnings From Continuing Operations and Adjusted Diluted Net Earnings Per Share From Continuing Operations (EPS) exclude the impact of the costs related to acquisition and integration and the one-time impact of the new U.S. income tax legislation. (1) This represents the prior year tax withholding expense related to anticipated cash movement to fund the Battery acquisition. (2) The effective tax rate for the quarter ended March 31, 2019 and 2018 for the Adjusted - Non-GAAP Net Earnings and Diluted EPS was 21.5% and 25.8%, respectively, as calculated utilizing the statutory rate for where the costs were incurred. This is the tax rate when excluding the pre- tax impact of acquisition and integration as well as the related tax impact for these items, calculated utilizing the statutory rate for where the costs were incurred, as well as the one-time impact of the new U.S. tax legislation. (3) Adjusted net earnings from continuing operations for the quarter results in net earnings compared to the reported number of a net loss. To calculate the Adjusted diluted net earnings per common share - continuing operations, the Adjusted Weighted average shares - diluted factor in the diluted performance shares and restricted shares of 1.0 million which were anti-dilutive on a reported basis. 25 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE

Non-GAAP Reconciliations – 2019 Outlook (amounts in millions) The Company is unable to provide a reconciliation to the full year 2019 or 2020 Adjusted free cash flow range of approximately $220 to $250 million and $330 to $370 million, respectively, or the full year 2020 Adjusted EBITDA range of $650 to $675 million or Adjusted EPS range of $3.25 to $3.45 to comparable GAAP measures, due to uncertainty regarding the timing and amount of future acquisition and integration costs and related payments. 26 FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE